Supplement dated September 19, 2017 to the

PNC Limited Maturity Bond Fund Summary Prospectus,

dated September 28, 2016, as supplemented

PNC Limited Maturity Bond Fund

(the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses and statement of additional information and should be read in conjunction with those documents.

As of September 28, 2017, the Fund will continue to be managed by Sean T. Rhoderick, CFA, Managing Director and Chief Investment Officer of Taxable Fixed Income, and Mark A. Lozina, CFA, Senior Portfolio Manager, but effective on that date, Timothy Compan, Jr., CFA will no longer serve as a portfolio manager of the Fund. All references to Timothy Compan, Jr. as a portfolio manager for the Fund are hereby deleted in their entirety.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUM-FILTD-0917